AGREEMENT OF SETTLEMENT AND RELEASE


     AGREEMENT OF SETTLEMENT AND RELEASE dated this 29th day of February, 2000 by and among (i) Beekman Winthrop, Phoebe Jane Winthrop, Dudley Winthrop, Dudley Winthrop WMI Trust, Winthrop Holdings Limited Partnership, Beekman Winthrop Birthday Trust, Beekman Winthrop WMI Trust and William Levy (collectively, the "Winthrop Parties") and (ii) Central Coal & Coke Corporation (the "Company"), Phelps M. Wood, Phelps C. Wood, Patrick J. Moran, James Ukropina, Ray Infantino and Bruce Franke (collectively, the "Central Parties").

                           W I T N E S S E T H

     WHEREAS, the 1999 annual meeting of stockholders of the Company (the "Annual Meeting") was held on April 21, 1999; and

     WHEREAS, following the Annual Meeting, the Winthrop Parties initiated a lawsuit against the Central Parties in the Court of Chancery of the State of Delaware, styled Winthrop, et al. v. Central Coal & Coke Corp., et al., Civil Action No. 17162 (the "Action") challenging the results of the election of directors at the Annual Meeting; and

     WHEREAS, since the Annual Meeting, the Winthrop Parties and the Central Parties have been involved in a number of disputes and disagreements regarding the governance, management and operations of the Company; and

     WHEREAS, the Winthrop Parties and the Central Parties wish to resolve their disputes without resort to continued litigation or further litigation;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the undersigned parties to this Agreement of Settlement and Release (the "Agreement") do hereby agree and undertake to settle all of their disputes as follows:

                                 ARTICLE I
                        PURCHASE AND SALE OF SHARES

     1.1 Purchase and Sale of Shares. Upon and subject to the terms and conditions hereinafter set forth, the Winthrop Parties shall sell, assign, transfer and deliver to the Company 97,231 shares of common stock, par value $1.00 per share, of the Company (the "Shares") and the Company shall purchase and acquire all of the Winthrop Parties' right, title and interest in and to the Shares. The aggregate purchase price of the Shares shall be $3,257,238.50 (the "Purchase Price").

     1.2 Items Delivered. The Winthrop Parties shall cause the record owner(s) of the Shares to transfer ownership of the Shares to the Company. Upon transfer of the Shares to the Company, the Company shall deliver payment of the Purchase Price in immediately available funds by wire transfer to the attorney trust account of Barton, Barton & Plotkin, LLP.

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                                ARTICLE II
                 REPRESENTATIONS, WARRANTIES AND COVENANTS

     2.1 Representations and Warranties of the Winthrop Parties. The Winthrop Parties represent and warrant that (i) they are the sole beneficial owners of the Shares, free and clear of all liens, claims, encumbrances, restrictions on transfer or rights of third parties of any nature whatsoever ("Liens"), (ii) neither they or any of their affiliates or associates (as those terms are defined in Section 4.1 of this Agreement) have any right, title or interest in or to any shares of or options or warrants to acquire shares of common stock, par value $1.00 per share, of the Company or any other securities of the Company other than the 97,231 Shares described in Section 1.1 of this Agreement, (iii) they have the unrestricted right to sell, assign and transfer the Shares as contemplated herein, (iv) the performance by the Winthrop Parties of their obligations hereunder will vest in the Company title to the Shares, free and clear of all Liens, (v) they have all requisite power and authority to execute, deliver and perform this Agreement and to sell, assign and transfer the Shares, (vi) this Agreement constitutes a valid and binding obligation of the Winthrop Parties, enforceable in accordance with its terms and (vii) no consent, approval, waiver, authorization or filing is necessary for the execution, delivery and performance by the Winthrop Parties of this Agreement. Notwithstanding any provision of this Agreement to the contrary, in the event that, whether prior to or subsequent to the Closing, any Lien relating to the Shares shall be discovered by any party hereto, such party shall immediately give notice thereof to the Winthrop Parties and the Winthrop Parties shall, at their sole cost and expense, remove or cause to be removed such Lien.

     2.2 Representations and Warranties of the Central Parties. The Central Parties represent and warrant that (i) they have all requisite power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes a valid and binding obligation of the Central Parties, enforceable in accordance with its terms, and (iii) no consent, approval, waiver, authorization or filing is necessary for the execution, delivery and performance by the Central Parties of this Agreement.

     2.3 Indemnification of the Winthrop Parties. The Company shall defend and promptly indemnify and save the Winthrop Parties harmless from, against, for and in respect of, and shall promptly pay upon submission of statements therefor, any and all damages, losses, obligations, liabilities, claims, encumbrances, deficiencies, costs and expenses, including, without limitation, attorneys' fees and other costs and expenses incident to any action, investigation, claim or proceeding (all hereinafter collectively referred to as "Losses") suffered, sustained, incurred or required to be paid by the Winthrop Parties, or any of them, by reason of or relating to any breach or failure of observance or performance of any representation, warranty covenant, agreement or commitment hereunder or relating hereto made by any of the Central Parties.

     2.4 Indemnification of the Central Parties. The Winthrop Parties shall, severally but not jointly, defend and promptly indemnify and save the Central Parties harmless from, against, for and in respect of and shall promptly pay upon submission of statements therefor, any and all Losses suffered, sustained, incurred or required to be paid by the Central Parties by reason of any breach or failure of observance or performance of any representation, warranty, covenant, agreement or commitment hereunder or relating hereto made by any of the Winthrop Parties.

        3 of 9

                                ARTICLE III
                          MUTUAL GENERAL RELEASES

     3.1 Release by the Winthrop Parties. The Winthrop Parties agree and covenant, on behalf of themselves and their respective heirs, estates, officers, directors, partners, trustees, beneficiaries, successors, predecessors, subsidiaries, principals and affiliates (the "Winthrop Releasors"), to remise, release and forever discharge, and covenant not to sue or take any steps to further any existing litigation against, the Central Parties and their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to Central Parties (collectively, the "Central Releasees"), and each of them, from and in respect of any and all claims and causes of action, whether based on any federal, state or foreign law or right of action, direct, indirect or representative in nature, foreseen or unforeseen, matured or unmatured, known or unknown, which any of, or all, the Winthrop Releasors have, had or may have against the Central Releasees, or any of them, of any kind, nature or type whatsoever, up to the date of this Agreement, except that the Winthrop Releasors do not release the Central Releasees from any claims they may have related to or connected in any way with the performance or enforcement of the terms of this Agreement.

     3.2 Release by the Central Parties. The Central Parties agree and covenant, on behalf of themselves and their respective heirs, estates, officers, directors, partners, trustees, beneficiaries, successors, predecessors, subsidiaries, principals and affiliates (the "Central Releasors"), to remise, release and forever discharge, and covenant not to sue or take any steps to further any existing litigation against, the Winthrop Parties and their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to the Winthrop Parties (collectively, the "Winthrop Releasees"), and each of them, from and in respect of any and all claims and causes of action, whether based on any federal, state or foreign law or right of action, direct, indirect or representative in nature, foreseen or unforeseen, matured or unmatured, known or unknown, which any of, or all, the Central Releasors have, had or may have against the Winthrop Releasees, or any of them, of any kind, nature or type whatsoever, up to the date of this Agreement, except that the Central Releasors do not release the Winthrop Releasees from any claims they may have related to or connected in any way with the performance or enforcement of the terms of this Agreement.

     3.3 Releases Binding, Unconditional and Final. The parties hereby acknowledge and agree that the releases and covenants provided for herein shall be binding, unconditional and final upon full execution of this Agreement.

     3.4 Undiscovered Facts. The parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matters of the releases and covenants contained herein, but that it is their intention that such facts shall have no effect on such releases or covenants; in furtherance of such intention, they acknowledge that the releases and covenants contained herein shall be and remain in effect notwithstanding the subsequent discovery or existence of any such additional or different facts. Moreover, the parties acknowledge that they have considered the

        4 of 9

possibility that they may not now fully know the number and magnitude of all claims which they have released hereby but agree nonetheless to assume that risk and desire to release such unknown claims.

     3.5 The Action. The Winthrop Parties agree not to pursue any other rights or remedies in, through or with respect to the Action, including but not limited to appealing any aspect of the judgment in the Action.

                                ARTICLE IV
                                STANDSTILL

     4.1 From and after the date of this Agreement, the Winthrop Parties and their respective agents, representatives, affiliates, associates and all other persons acting in concert with or under the control or direction of any of the Winthrop Parties shall not, directly or indirectly: (a) acquire, enter into any option to acquire, offer to acquire, agree to acquire, become the record, legal or beneficial owner of or obtain any rights in respect to any securities of the Company, by purchase, conversion, exchange or exercise of Company securities pursuant to their terms, or take any action in furtherance thereof; or (b) participate in any proxy solicitation or become a member of any "group," within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission promulgated thereunder, with respect to the Company or any Company securities. As used herein, the terms "affiliate" and "associate" shall have the meanings given such terms in Rule 12b-2 of the Exchange Act, and the term "person" shall mean any individual, partnership, corporation, group (as defined above), syndicate, trust or any other association or entity.

                                 ARTICLE V
               NONDISPARAGEMENT; LITIGATION; CONFIDENTIALITY

     5.1 Nondisparagement; Litigation. The Winthrop Parties agree and covenant, on behalf of themselves and their respective heirs, estates, officers, directors, partners, trustees, beneficiaries, successors, predecessors, subsidiaries, principals and affiliates not to directly or indirectly disparage, criticize, or make any negative public or private comments about any of the Central Parties or any of their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to Central Parties to any person or entity or to assist any person or entity to initiate or pursue, directly or indirectly, any litigation, arbitration, suit, claim, or complaint against the Central Parties or any of their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to Central Parties relating to any matter whatsoever, excluding, however, any litigation, arbitration, suit, claim, or complaint filed in connection with a breach of this Agreement. The Central Parties agree and covenant, on behalf of themselves and their respective heirs, estates, officers, directors, partners, trustees, beneficiaries, successors, predecessors, subsidiaries, principals and affiliates not to directly or indirectly disparage, criticize, or make any negative public or private comments about the Winthrop Parties or any of their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to the Winthrop Parties or assist any person or entity to initiate or pursue, directly or indirectly, any litigation,

        5 of 9

arbitration, suit, claim or complaint against the Winthrop Parties or any of their respective heirs, estates, successors, affiliates, subsidiaries, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants to the Winthrop Parties relating to any matters whatsoever, excluding, however, any litigation, arbitration, suit, claim, or complaint filed in connection with a breach of this Agreement.

     5.2 Confidentiality. The parties to this Agreement shall maintain the confidentiality of this Agreement and the terms hereof, except to the extent necessary to comply in good faith with applicable securities laws or regulations.

     5.3 Notwithstanding Sections 5.1 and 5.2 of this Agreement, nothing contained herein shall limit the ability of any party to this Agreement to provide documents or information responsive to legal process or legal proceedings, or requests from any government or regulatory agency or authority in connection with any formal or informal inquiry, investigation or proceeding (a "Request"). If any party to this Agreement receives such a Request, it shall (i) give prompt actual written notice, by hand or facsimile transmission, and in no event later than forty-eight hours of receipt of such Request, to all other parties to this Agreement and (ii) shall use its best efforts to maintain the confidentiality of such documents or information.

                                ARTICLE VI
                               MISCELLANEOUS

     6.1 No Concession of Liability. This Agreement shall not in any event be construed or deemed a concession on the part of any of the undersigned to the truth of any allegations, claims, or defenses made by any of the parties in the Action or otherwise, or of any liability or wrongdoing of any of the parties.

     6.2 Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties hereto and upon which the parties have relied and except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

     6.3 Fees and Expenses of Transaction. The parties hereto shall each bear his, her or its own expenses in connection with this transaction.

     6.4 Waivers. No waiver of the provisions hereof shall be effective unless in writing and signed by the party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

     6.5 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of Delaware applicable to contracts to be performed entirely within that State. Should any clause, section or part of this Agreement be held or declared

        6 of 9

to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be effected without such illegal clause, section or part shall nevertheless continue in full force and effect.

     6.6 Jurisdiction and Venue. Each party hereto hereby agrees that any proceeding relating to this Agreement shall be brought in a state court of Delaware. Each party hereto hereby consents to personal jurisdiction in any such action brought in any such Delaware court, consents to service of process by registered mail made upon such party and/or such party's agent and waives any objection to venue in any such Delaware court and a claim that any such Delaware court is an inconvenient forum.

     6.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns or heirs and personal representatives.

     6.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     6.9 Survival of Representations. All of the representations, warranties, covenants, releases and indemnities of the parties set forth in this Agreement will survive the transfer of the Shares to the Company.

     6.10 No Third Party Rights. The representations, warranties and agreements of the parties contained herein are intended solely for the benefit of the party to whom such representations, warranties or agreements are made, shall confer no rights hereunder, whether legal or equitable, in any other person or entity, and no other person or entity shall be entitled to rely thereon.

     6.11 Construction. This Agreement shall not be more strictly construed against one party than against any other merely because it was prepared by counsel for that party, it being recognized that, because of the arm's length negotiations, all parties have materially and substantially contributed to the preparation, review and final terms of this Agreement.

     6.12 Indemnification of Beekman Winthrop. If Beekman Winthrop is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") by reason of the fact that he was a director or officer of the Company or was serving at the request of the Company as a director, officer, employee or agent of any other corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, he shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said Law permitted the Company to provide prior to such amendment) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith; provided, however, that the Company shall indemnify Beekman Winthrop in connection with a Proceeding (or part thereof) initiated by him only if Proceeding (or part thereof) was authorized by the Board of Directors of the Company. Such right shall be a contract right and shall include the right to be paid by the Company

        7 of 9

expenses incurred in defending any such Proceeding in advance of its final disposition; provided, however, that, the payment of such expense incurred by Beekman Winthrop in advance of the final disposition of such Proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of Beekman Winthrop to repay all amounts so advanced if it should be determined ultimately that he is not entitled to be indemnified.

     6.13 Withdrawal of Stockholder Proposal. Dudley Winthrop shall withdraw the proposal which he has requested the Company, by letter dated November 23, 1999, to include in its proxy materials for the 2000 annual meeting of stockholders of the Company. None of the Winthrop Parties shall propose, initiate, facilitate or encourage any stockholder proposals with respect to the Company.

     6.14 Specific Performance; Injunctive Relief. The parties to this Agreement agree that solely a remedy at law for breach of this Agreement is inadequate and that any party by whom this Agreement is enforceable shall be entitled to institute and prosecute proceedings, either at law or in equity, to seek specific performance of the terms and conditions of this Agreement, to obtain injunctive relief or to obtain any other appropriate relief or remedy. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which a party may have under this Agreement or at law.

     6.15 Notices. Unless otherwise provided by the terms of this Agreement, any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, or delivered in person to the parties at the following addresses: (i) on behalf of the Winthrop Parties, Mr. Beekman Winthrop, 3722 Benton Street, N.W., Washington, DC 20007 and (ii) on behalf of the Central Parties, Central Coal & Coke Corporation, Attn: Secretary, 127 W. 10th Street, Suite 666, Kansas City, Missouri 64105, or at such other address as any party may specify by notice given to other parties in accordance with this Section. The date of giving of any such notice shall be (a) in the case of hand delivery, when actually delivered to the addressee and (b) in the case of registered or certified mail, three (3) days after mailing. Copies of all notices shall be sent to Roger E. Barton, Esquire, Barton, Barton & Plotkin LLP, 420 Lexington Avenue, New York, New York 10170 and Ernest N. Yarnevich, Jr., Esquire, 600 Plaza West Building, 4600 Madison Avenue, Kansas City, Missouri 64112.




        8 of 9

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 29th day of February, 2000.


                                 /s/ Beekman Winthrop
                                 _______________________________________
                                 BEEKMAN WINTHROP


                                 /s/ Phoebe Jane Winthrop
                                 _______________________________________
                                 PHOEBE JANE WINTHROP


                                 /s/ Dudley Winthrop
                                 _______________________________________
                                 DUDLEY WINTHROP


                                 DUDLEY WINTHROP WMI TRUST


                                 By: /s/ Beekman Winthrop
                                     ___________________________________
                                     BEEKMAN WINTHROP
                                     Trustee


                                 WINTHROP HOLDINGS LIMITED
                                 PARTNERSHIP
                                 By: Woodwin Management, Inc.
                                     General Partner


                                 By: /s/ Beekman Winthrop
                                     ___________________________________
                                     BEEKMAN WINTHROP
                                     President

                                 BEEKMAN WINTHROP BIRTHDAY TRUST


                                 By: /s/ Phoebe Jane Winthrop
                                     __________________________________
                                     PHOEBE JANE WINTHROP
                                     Trustee

        9 of 9

                                 BEEKMAN WINTHROP WMI TRUST


                                 By: /s/ Phoebe Jane Winthrop
                                     __________________________________
                                     PHOEBE JANE WINTHROP
                                     Trustee


                                 /s/ William Levy
                                 _____________________________________
                                 WILLIAM LEVY


                                 CENTRAL COAL & COKE CORPORATION


                                 By: /s/ Phelps M. Wood
                                     ___________________________________
                                     PHELPS M. WOOD
                                     President


                                 /s/ Phelps M. Wood
                                 _______________________________________
                                 PHELPS M. WOOD


                                 /s/ Phelps C. Wood
                                 _______________________________________
                                 PHELPS C. WOOD


                                 /s/ Patrick J. Moran
                                 _______________________________________
                                 PATRICK J. MORAN


                                 /s/ James Ukropina
                                 _______________________________________
                                 JAMES UKROPINA


                                 /s/ Ray Infantino
                                 _______________________________________
                                 RAY INFANTINO


                                 /s/ Bruce Franke
                                 _______________________________________
                                 BRUCE FRANKE